

COMMON SHARES

ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON SHARES

CUSIP 45031U 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

# iStar Financial Inc.

THIS IS TO CERTIFY THAT

is the owner of

COMMON SHARES, $.001 PAR VALUE, OF

*iStar Financial Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Charter of the Corporation and all amendments thereto (copies of which are on file in the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent.*

*Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.*

COMMON SHARES

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

ISTAR FINANCIAL INC. SEAL MARYLAND

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT CORPORATION UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE AMENDED AND RESTATED CHARTER OF THE CORPORATION, NO PERSON MAY BENEFICIALLY OWN SHARES IN EXCESS OF 9.8% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF THE CORPORATION) OF THE NUMBER OR VALUE OF THE OUTSTANDING SHARES OF THE CORPORATION (UNLESS SUCH PERSON IS AN EXISTING HOLDER OR AN EXCLUDED HOLDER). ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES IN EXCESS OF THE ABOVE LIMITATIONS MUST NOTIFY THE CORPORATION IN WRITING AT LEAST 30 DAYS PRIOR TO SUCH PROPOSED OR ATTEMPTED TRANSFER. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE AMENDED AND RESTATED CHARTER OF THE CORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE FURNISHED TO EACH SHAREHOLDER ON REQUEST AND WITHOUT CHARGE. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SECURITIES REPRESENTED HEREBY WILL BE DESIGNATED AND TREATED AS EXCESS SHARES WHICH WILL BE HELD IN TRUST BY THE CHARITABLE TRUSTEE FOR THE BENEFIT OF THE CHARITABLE BENEFICIARY.

The Corporation will furnish without charge to each shareholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of shares of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________

__________

__________ Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

__________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.